UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07471

Matthew 25 Fund, Inc.

(Exact name of registrant as specified in charter)

413 Johnson Street

Suite 200

Jenkintown, PA  19046

 (Address of principal executive offices) (Zip code)

Mark Mulholland

413 Johnson Street

Suite 200

Jenkintown, PA  19046

(Name and address of agent for service)

Registrant's telephone number, including area code: (215) 884-4458

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Matthew 25 Fund, Inc.

ANNUAL REPORT

December 31, 2011

Matthew 25 Fund, Inc.

1-888-M25-FUND

Fund Symbol: MXXVX

Website: www.matthew25fund.com

This report is provided for the general information of Matthew 25 Fund shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund. Please read it carefully before you invest.

Dear Matthew 25 Fund Shareholders,

Our Fund’s return for 2011 was a gain of 10.45%.  This completes our 16th year in operation.  A $10,000 investment in our Fund at the start of 1996 grew to $43,115 at year-end 2011.  This was a 9.56% average annual compounded return.

We are receiving new shareholders and this letter is an initial opportunity to communicate with our new owners about our Matthew 25 Fund’s long-term investment principle.  Our existing shareholders espouse this same investment maxim as is seen by their actions.  They maintained their investments through a very difficult period for the stock market.  Our Fund incorporates its long-term investment principle because my research, observations and experiences confirm to me that it is the best way to make money in investing.  It is not the only way, for I am sure that many investors make money through shorter investing cycles.  However, I believe the shorter the time frame the more competitive the game becomes.  Investment periods of 3 to 5 years can be analyzed in a broad manner and they often provide the best price to value advantages when buying stocks or other investments.  Yet, most market participants do not partake in this time horizon.  Why is that?  The 3 to 5 years may not provide enough excitement, constant updates and instant gratification needed by the financial media, a large body of investment analysts and many action-oriented market players. Also, I believe that for others the stock market’s volatility, tempting liquidity and continual information flow transform many intending long-term investors into short-term ones.  Thus, for those who can stay the long-term course, the competition is mitigated while the investment opportunities are magnified and their profit potential is multiplied.

My initial and continual analyses for each of our investments are made based on the upcoming 3 to 5 years.  Most analysts will classify an investment as a Buy, a Hold or a Sell.  My classifications are simpler for it is either a Buy or a Sell; because holding a stock means that you are willing to buy it today regardless of how long you owned it or what you paid for it.  Sometimes an investment does not stay in our portfolio for the intended 3 years because of new information or valuation change.  Of course our Fund may hold a stock or bond investment longer than 3 to 5 years as long as the upcoming period for the investment still offers intrinsic and relative growth and/or value opportunities.  Our Matthew 25 Fund has continually owned shares of Berkshire Hathaway since 1996, Polaris Industries since 1998 and El Paso since 2003.

Why am I optimistic for the coming years?  First is because it is contrarian.  There are various sentiment indicators, but the bottom-line measure of how investors feel is to follow the money.  The Investment Company Institute (ICI) measures mutual funds’ money flows.  This is not a reflection of market value changes but is the net effect of mutual fund purchases (money in) against redemptions (money out).  For U.S. stock mutual funds there have been 5 straight years of net redemptions for a total of $483 billion.  This is a record in size and duration.  The pace did not even slow down last year when $147 billion was redeemed from domestic equity funds.  It is difficult to say where this money went, but I can tell you that during these same five years $150 billion went into foreign equity stock funds and $896 billion flowed into bond funds.  I believe that this is a cycle and not a permanent trend.  This pattern will change if corporate earnings continue to grow and the market’s momentum improves.  How much of this money will come back to U.S. stocks and when will it come?  These are difficult questions to answer exactly.  However, it is worth considering that not only could the $483 billion come back into the U.S. stock market, but some of the money that went into bond funds could eventually go toward stocks as well.  The appreciation could be powerful!

This leads into my second reason for being bullish and that is the strength of earnings.  Below are the S&P 500 Earnings for the past six years and its estimated earnings for 2012:

Year	S&P 500 Index Earnings	Percentage Change	S&P 500 Price Change
2006	$87.72	14.74%	13.62%
2007	$82.54	-5.91%	3.53%
2008	$49.51	-40.02%	-38.49%
2009	$56.86	14.85%	23.45%
2010	$83.77	47.33%	12.78%
2011	$96.90	15.67%	0.00%
2012 Estimate	$105.52	8.90%	?

As can clearly be seen in the data, earnings declined in ’07 and ’08.  Earnings have increased each year since then and were 10.5% higher this past year than the earnings of the previous peak in 2006.  At the market’s bottom in March of 2009, I was hoping that earnings would improve.  We now know that they have, and currently, I am more optimistic than hopeful that the trend of improving earnings will continue for awhile.

Notice in the above spreadsheet at how the price changes of the S&P 500 have correlated fairly well with the corresponding earnings changes except in the last two years.  This is my third reason for bullishness and that is the market’s undervaluation.  In 2006 the S&P 500 closed at $1,418.30 which was a current Price to Earnings Ratio (PE) of 16.2.  This was just prior to the 2007 to 2009 “Great Recession” and unlike other market corrections we were at a very normal valuation - not overpriced.  If the market correlated perfectly to its earnings then the S&P 500 Index would have been priced at $1,566.73 at year-end 2011.  Instead it closed at $1,257.60. This market has 25% to 35% upside potential along with whatever growth in earnings it can achieve.  Another way to see this is a 15.5 PE Ratio on S&P 500 Earnings Estimate for 2012 would value the market at $1,635.56 for a potential price increase of 30%.  This would be a valuation that still offers 9% to 11% long-term rates of return going forward.  (The average PE Ratio for the S&P 500 Index since 1988 has been 18.9)

My belief is that we are in the early stages of a market and economic recovery.  These two do not move in sync.  My best estimate using a baseball analogy is that the stock market is in the 3rd to 4th innings while the economy is somewhere around the 2nd to 3rd innings.  My current portfolio strategy has been to buy stocks in growing companies.  This is because many growth stocks still have very good prices to valuations, especially if you expect to benefit from future earnings’ increases and higher stock valuations.  The higher stock prices may be doubly influenced by the earnings growth and increasing PE Ratios as confidence in the stock market improves.  In the later stages of a bull market and a bustling economy growth stocks very often become overpriced, but we are not at that point in the cycle.  However, even though my investment search has been focused on well-priced growth stocks there are some exceptions as I will explain later in this letter.

The following spreadsheet lists our Growth Stocks, consensus 5 years projected growth rates and a PE Ratio based on year-end prices divided by next year’s analysts’ average estimated earnings.  Year-end prices for Apple and Google are reduced by ½ of net cash because the amounts are so significant and I felt that taking half of net cash was a conservative measurement of this balance sheet asset. (Net cash is the remaining cash and liquid investments after removing all liabilities.)

	Consensus 5 yrs.	2012	Estimated
Company	Growth Rate	PE Ratio	EPS 2012
Apple	18.0%	8.8	$42.44
Biglari Holdings.	12.0%	12.9	$28.65
Berkshire Hathaway	7.0%	14.7	$7,829.25
Cabela's	15.0%	11.0	$2.31
Caterpillar	16.0%	9.7	$9.41
East West Bancorp	10.0%	11.0	$1.80
Google	18.0%	14.2	$42.22
KKR	10.0%	6.6	$1.94
Kansas City Southern	15.0%	19.5	$3.48
Mastercard	19.5%	17.0	$21.92
Medco Health	15.0%	12.5	$4.49
Polaris	17.0%	14.6	$3.85
JM Smucker	8.0%	15.6	$5.01
Stryker	11.0%	12.1	$4.11
Average	13.7%	12.9

You can see that these growth stocks within our portfolio have strong potential for increased earnings while our valuations for these companies’ stocks are quite reasonable.  The 12.9 PE Ratio is lower than the portfolio’s Growth Rate and the historical average PE Ratio for the S&P 500 Index.

I mentioned earlier in this letter that at this time I am not looking for more defensive Value Investments, but I could not avoid purchasing some financial stocks and one Real Estate Investment Trust (REIT).  These investments are Goldman Sachs, Citigroup and Brandywine Realty.  All three have the ability to become at least average growing businesses and at year end were selling at 66%, 43% and 71% of book value.

We have come a long way since our Matthew 25 Fund bottomed on March 9, 2009 at a $5.87 price per share.  Fear has been high through the entire rally so congratulations to you owners who have stayed invested.  You new and existing owners who have purchased shares over these past three years, kudos to you, for you have bucked the crowd that has fled from U.S. stocks.  I am optimistic that you owners will be rewarded over the next few years for your investment acumen and tenacity.  Thank you for picking our Fund as your investment vehicle.  It is an honor to work for you!

Good fortune,

Mark Mulholland

Except for any historical information, the matters discussed in this letter contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties, including activities, events or developments that the Advisor expects, believes or anticipates will or may occur in the future. A number of factors could cause actual results to differ from those indicated in the forward-looking statements.  Such statements are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that such statements are not guarantees of future performance and actual results may differ materially from those set forth in the forward-looking statements. The Advisor undertakes no obligation to publicly update or revise forward-looking statements whether as a result of new information or otherwise.

Matthew 25 Fund
Performance Illustration
December 31, 2011 (Unaudited)

Cumulative Performance Comparison of $10,000 Investment Since December 31, 1996*

Average Annual Total Returns
For the Periods Ended December 31, 2011

	Matthew 25 Fund	Russell 3000 Index
1 Year	10.45%	1.03%
3 Year	29.18%	14.88%
5 Year	0.74%	-0.01%
10 Year	5.84%	3.51%
15 Year	8.91%	5.68%

The graph below represents the changes in value for an initial $10,000 investment in the Matthew 25 Fund from 12/31/96 to 12/31/11.  These changes are then compared to a $10,000 investment in the Russell 3000 Index, which is an index comprised of 3,000 stocks representing approximately 98% of the U.S. equities market, for the same period.  The Fund's returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate  so that your shares,  when redeemed, may be worth more or less than the original cost.

MATTHEW 25 FUND, INC.
TOP TEN HOLDINGS & ASSET ALLOCATION
December 31, 2011
(unaudited)

Top Ten Holdings	(% of Net Assets)

Apple, Inc.	17.60%
El Paso Corp.	7.56%
Cabelas, Inc. Class A	7.03%
Mastercard, Inc.	6.83%
Kansas City Southern	6.45%
Google, Inc. Class A	5.41%
Caterpillar, Inc.	5.08%
KKR Private Equity Inv., L.P.	5.07%
Polaris Industries, Inc.	4.95%
East West Bancorp 8% Convertible Preferred	4.92%

70.91%

Asset Allocation	(% of Net Assets)

Electronic Computers	17.60%
Gas Production & Distribution	7.56%
Shopping Goods Store	7.03%
Business Services	6.84%
Railroads, Line-Haul Operations	6.45%
Computer Programming & Data Processing	5.41%
Real Estate Investment Trusts	5.24%
Construction Machinery & Equipment	5.08%
Limited Partnerships	5.07%
Transportation Equipment	4.95%
Preferred Stocks	4.92%
Security Brokers, Dealers & Exchanges	4.86%
Fire, Marine & Casuality Insurance	4.72%
Canned Fruits, Veg & Preserves, Jams & Jellies	4.32%
Surgical & Medical Instruments & Apparatus	3.93%
National Commercial Bank	3.53%
Retail-Eating Places	1.34%
Pharmacy Benefit Management	0.80%
Other Assets less Liabilities	0.35%
Warrants	0.00%
100.00%

Matthew 25 Fund

		Schedule of Investments
		December 31, 2011

Shares/Principal Amount		Historical Cost	Market Value	% of Net Assets

COMMON STOCKS

Business Services
11,600	Mastercard, Inc.	$2,456,450	$4,324,712	6.84%

Canned Fruits, Veg & Preserves, Jams & Jellies
35,000	J.M. Smucker Co.	$1,606,665	$2,735,950	4.32%

Computer Programming & Data Processing
5,300	Google, Inc. Class A *	$2,311,630	$3,423,270	5.41%

Construction Machinery & Equipment
35,500	Caterpillar, Inc.	$1,375,706	$3,216,300	5.08%

Electronic Computers
27,500	Apple, Inc. *	$4,678,040	$11,137,500	17.60%

Fire, Marine & Casuality Insurance
26	Berkshire Hathaway, Class A *	$1,586,050	$2,983,630	4.72%

Gas Production & Distribution
180,000	El Paso Corp.	$1,208,233	$4,782,600	7.56%

National Commercial Bank
85,000	Citigroup, Inc.	$3,819,514	$2,236,350	3.53%

Pharmacy Benefit Management
9,000	Medco Health Solutions, Inc. *	$488,466	$503,100	0.80%

Railroads, Line-Haul Operations
60,000	Kansas City Southern *	$846,720	$4,080,600	6.45%

Real Estate Investment Trusts
300,000	Brandywine Realty Trust	$2,763,094	$2,850,000	4.50%
25,000	Weyerhaeuser Co.	$422,600	$466,750	0.74%
	Total Real Estate Investment Trusts	$3,185,694	$3,316,750	5.24%

Retail-Eating Places
2,300	Biglari Holdings, Inc. *	$775,578	$846,952	1.34%

Security Brokers, Dealers & Exchanges
34,000	Goldman Sachs Group, Inc.	$3,927,275	$3,074,620	4.86%

Shopping Goods Store
175,000	Cabelas, Inc. Class A *	$1,998,137	$4,448,500	7.03%

Surgical & Medical Instruments & Apparatus
50,000	Stryker Corp.	$2,034,825	$2,485,500	3.93%

Transportation Equipment
56,000	Polaris Industries, Inc.	$638,027	$3,134,880	4.95%

Total Common Stocks		$32,937,010	$56,731,214	89.66%

WARRANTS
185	Krispy Kreme Doughnuts, Inc. *	$0	$4	0.00%

LIMITED PARTNERSHIPS
250,000	KKR Private Equity Inv., L.P.	$3,079,493	$3,207,500	5.07%

PREFERRED STOCKS
2,250	East West Bancorp 8% Convertible Preferred	$2,124,728	$3,116,250	4.92%

	Total Investments	$38,141,231	$63,054,968	99.65%

	Other Assets in Excess of Liabilities		$222,046	0.35%

	Net Assets		$63,277,014	100.00%

* Non-Income producing securities during the period.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of December 31, 2011 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$56,731,214	--	--	$56,731,214
Limited Partnership	$3,207,500	--	--	$3,207,500
Warrants	$4			$4
Preferred Stock	--	$3,116,250	--	$3,116,250

	$59,938,718	$3,116,250	--	$63,054,968

Matthew 25 Fund

Statement of Assets and Liabilities
December 31, 2011
Assets
Investment in securities at market value (cost $38,141,231)	$ 63,054,968

Cash	382,299
Receivables:
Fund shares purchased	32,007
Dividends and interest	12,425
Total Assets	63,481,699
Liabilities
Payables:
Securities purchased	146,171
Management fees	52,834
Accrued expenses	5,680
Total Liabilities	204,685

Net Assets (Equivalent to $17.18 per share based on 3,684,057 shares of capital stock outstanding, 100,000,000 shares authorized, $0.01 par value)	$ 63,277,014

Minimum redemption price per share $17.18 x0.98 = 16.84 (Note 6)

Composition of Net Assets
Shares of common stock	$ 36,841
Additional paid-in capital	39,788,679
Net unrealized appreciation of investments	24,913,737
Accumulated net realized loss on investments	(1,462,243)

Net Assets	$ 63,277,014

Matthew 25 Fund

Statement of Operations
For the year ended December 31, 2011
Investment Income
Dividends	$ 788,143
Interest	8,667
Total Investment Income	796,810

Expenses
Management fees (Note 3)	603,577
Transfer agent and accounting fees	40,070
Professional fees	13,906
Insurance	12,659
Directors' fees and expenses	10,934
Office expenses	10,802
Custodian fees	8,815
Registration fees	7,994
Bank fees	6,930
Compliance Officer fees	5,620
Postage and printing	4,659
Shareholder reporting	4,267
State & Local Taxes	3,810
Telephone expense	1,396
IRA expense	1,304
Miscellaneous	329
Total Expenses	737,072

Net Investment Income	59,738

Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investments	3,532,007
Long-term capital gain distributions from underlying investments	140,602
Net change in unrealized appreciation of investments	2,011,399
Net realized and unrealized gain from investments	5,684,008

Net increase in net assets resulting from operations	$ 5,743,746

Matthew 25 Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	12/31/11	12/31/10
Increase (Decrease) in Net Assets From Operations
Net investment income	$ 59,738	$ 156,283
Net realized gain from investments	3,532,007	3,845,063
Long-term capital gain distributions from underlying investments	140,602	---
Unrealized appreciation on investments	2,011,399	9,605,468
Net increase in assets resulting from operations	5,743,746	13,606,814

Distributions to Shareholders
From net investment income	(61,096)	(154,916)
From realized gains	---	---
Total distributions	(61,096)	(154,916)

Capital Share Transactions (Note 5)	1,393,929	174,576

Total Increase in Net Assets	7,076,579	13,626,474

Net Assets at Beginning of Period	56,200,435	42,573,961

Net Assets at End of Period (includes undistributed net investment income of $0 and $1,368, respectively)	$63,277,014	$ 56,200,435

Matthew 25 Fund
Financial Highlights
Selected data for a share outstanding
throughout the period:	Years Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Net Asset Value -
Beginning of Period	$ 15.57	$ 11.83	$ 8.08	$ 13.89	$ 18.29
Net Investment Income (1)	0.02	0.04	0.12	0.16	0.07
Net Gains or (Losses) on Investments
(realized and unrealized)	1.61	3.74	3.75	(5.79)	(3.39)
Total from Investment Operations	1.63	3.78	3.87	(5.63)	(3.32)

Less Distributions
From net investment income	(0.02)	(0.04)	(0.12)	(0.18)	(0.08)
From realized gains	0.00	0.00	0.00	0.00	(1.00)
Total Distributions	(0.02)	(0.04)	(0.12)	(0.18)	(1.08)

Paid in capital from redemption fees (3)	0.00	0.00	0.00	0.00	0.00

Net Asset Value -
End of Period	$ 17.18	$ 15.57	$ 11.83	$ 8.08	$ 13.89

Total Return (2)	10.45%	31.97%	47.89%	(40.44)%	(19.18)%

Net Assets - End of Period (000's omitted)	$ 63,277	$ 56,200	$ 42,574	$ 31,387	$ 67,560

Ratio of Expenses to Average Net Assets	1.22%	1.21%	1.25%	1.24%	1.17%
Ratio of Net Investment Income to Average Net Assets	0.10%	0.32%	1.24%	2.60%	0.37%

Portfolio Turnover Rate	22.94%	26.59%	34.36%	73.21%	18.86%

(1) Per share net investment income has been determined on the average number of shares outstanding during the period
(2) Total return assumes reinvestment of dividends
(3) Redemption fees resulted in less than $0.01 per share.

MATTHEW 25 FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2011

NOTE 1 - Nature of Operations

Matthew 25 Fund, Inc. ("the Fund") was incorporated on August 28, 1995 in Pennsylvania and commenced operations on October 16, 1995. The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933. The Fund’s objective is to seek long-term capital appreciation. Income is a secondary objective.

NOTE 2 - Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund. These policies are in conformity with accounting principals generally accepted in the United States of America.

Security Valuations

Equity securities are valued by using market quotations.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued at its last bid price.  When market quotations are not readily available, or when the Advisor determines that the market quotation does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities may be valued as determined in good faith by the Board of Directors.  The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Directors.

Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

In addition, Generally Accepted Accounting Principles (“GAAP”) requires management of the Fund to analyze all open tax years, fiscal years 2008-2011, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended December 31, 2011, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders

The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, at year end.

Other

The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Subsequent Event

 Management has evaluated subsequent events through the date the financial statements were issued and has determined no such events requiring disclosure.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

NOTE 3 - Investment Advisory Agreement and Other Related Party Transactions

The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, (The Advisor) whereby The Advisor receives a fee of 1% per year on the net assets of the Fund.  All fees are computed on the daily closing net asset value of the Fund and are payable monthly.  The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000.

The management fee for the year ended December 31, 2011, as computed pursuant to the investment advisory agreement, totaled $603,577.  The management fee is the only revenue for The Matthew 25 Management Corp., and the Advisor's expenses are paid out of this revenue.  At December 31, 2011 the Fund owed the Advisor $52,834 in advisory fees.

Mr. Mark Mulholland is the sole director of The Advisor and is also the President of the Fund.  In addition, Mr. Mulholland is a registered representative at Boenning & Scattergood Inc.  During the year ended December 31, 2011, the Fund paid no brokerage commissions to Boenning & Scattergood Inc.  Boenning & Scattergood Inc. is not otherwise associated with Matthew 25 Fund, Inc. or The Advisor and is not responsible for any of the investment advice rendered to the Fund by The Advisor or Mr. Mulholland.

NOTE 4 - Investments

For the year ended December 31, 2011, purchases and sales of investment securities other than short-term investments aggregated $15,317,366 and $13,932,267, respectively.

NOTE 5 - Capital Share Transactions

As of December 31, 2011 there were 100,000,000 shares of $.01 per value capital stock authorized.  The total par value and paid-in capital totaled $39,825,520. Transactions in capital stock were as follows:

	December 31, 2011		December 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	383,963	$6,415,798	268,553	$ 3,807,537
Shares reinvested	3,316	56,727	9,117	142,862
Shares redeemed	(311,964)	(5,078,596)	(266,251)	(3,775,823)
Net increase	75,315	$1,393,929	11,419	$ 174,576

NOTE 6 - Redemption Fee

To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions.  For the year ended December 31, 2011 the Fund received $12,325 in redemption fees that was reclassified to paid-in capital.

NOTE 7 – Tax Matters

As of December 31, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments, including short-term investments    $ 38,141,231

Gross tax unrealized appreciation on investments                             $ 27,898,215

Gross tax unrealized depreciation on investments                              (2,984,478)

Net tax unrealized appreciation

                                                    $ 24,913,737

 The Fund’s tax basis capital gains and losses are determined only at the end of each fiscal year.  For tax purposes, at December 31, 2011, the following represents the tax basis capital gains and losses:

Undistributed ordinary income

$           -0-

Capital loss carry-forwards +                                2017

            $(1,462,245)

+ The capital loss carry-forwards will be used to offset any capital gains realized by the Funds in future years through the expiration dates.  The Fund will not make distributions from capital gains while a capital loss carry-forward remains.

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (post-enactment year) to be carried forward for an unlimited period to the extent not utilized.  However, any capital loss carry-forward generated in a post-enactment year must be carried forward to offset subsequent year net capital gains before any capital loss carry-forward from a pre-enactment year can be used.  This may increase the risk that a capital loss generated in a pre-enactment year will expire.

The tax character of distributions paid during the years ended December 31, 2011 and 2010 are as follows:

2011

2010

      Ordinary income

        $61,096

        $154,916

NOTE 8 - Lease Commitments

The Fund leases office space under an agreement that expires April of 2012.  Rent expense was $8,700 for the year ended December 31, 2011.  Minimum lease payments over the course of the agreement are as follows:

2012

$2,900

NOTE 9 - New Accounting Pronouncement

In May 2011 the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

ADDITIONAL INFORMATION (unaudited)

PROXY VOTING GUIDELINES

Matthew 25 Management Corp., the Fund's Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge, upon request, by calling 1-888-M25-FUND.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov.  The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At an in-person meeting held on October 18, 2011, the Board of Directors, including a majority of Directors that are not "interested" persons of the Fund (as the term is defined in the 1940 Act), re-approved the Advisory Agreement based upon its review of the qualitative and quantitative information provided by the Investment Advisor. The Directors considered, among other things, the following information regarding the Investment Advisor.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISOR

The Directors reviewed the nature, quality and scope of current and anticipated services provided by the Investment Advisor under the Advisory Agreement. The Directors also analyzed the Investment Advisor's experience and the capabilities of the Investment Advisor's portfolio manager. For example, the Directors reviewed and discussed the Investment Advisor's Form ADV and internal compliance policies, as well as the experience of the Investment Advisor as investment advisor or sub-advisor to other investment companies. In addition to the above considerations, the Directors reviewed and considered a description of the Investment Advisor's portfolio and brokerage transactions. Based on this review, the Directors concluded that the range and quality of services to be provided by the Investment Advisor to the Fund were appropriate and continued to support its original selection of the Investment Advisor.

INVESTMENT PERFORMANCE

The Directors considered the Advisor’s investment performance during his tenure managing this Fund.  The Directors considered year-to-date performance along with annual performances for 1, 3, 5, and 10 year(s) as well as performance since 1/1/96.  Greatest emphasis is placed on the long-term investment performances.  As of 6/30/11 the current advisor had outperformed the Russell 3000 Index in the 1, 3, and 10 year periods.  The Directors try to compare this Fund’s performance to similar funds such as funds classified by Lipper as Multi-Cap Core whenever this information is attainable without charge to the Fund.  Based on this review, the Directors concluded that the current and historical performance of the Fund, as managed by the Investment Advisor, was satisfactory.

COST OF SERVICES TO THE FUND AND PROFITABILITY OF ADVISOR

The Directors discussed at length the advisory fee of 1.00% along with the Fund’s other expenses of approximately 0.25% for a total expense rate of 1.25%.  This expense ratio was compared to 39 peer funds and Lipper’s Mid-Cap Blend category average.  The peer group average expense ratio was 1.24% while the category average was 1.33%.  Based on this review, the Directors concluded that the expense level of the Fund, as managed by the Investment Advisor, was satisfactory.

The Directors considered the level of profits that could be expected to accrue to the Investment Advisor from the fee payable under the Advisory Agreement.  The Directors considered the increasing use by investor’s of the brokerage industry’s No Transaction Fee (NTF) programs and its potential increasing percentage of the Fund’s assets.  See below in Economies of Scale for the reduction in the Advisor’s fees regarding these assets.

In addition, the Directors reviewed the current financial condition of the Investment Advisor and a summary of total expense ratios and management fees.  The Directors also discussed the existence of other compensation arrangements with the Investment Advisor. Based on this review, the Directors concluded that the Fund's advisory fee is competitive with those of comparable funds and that the Investment Advisor's profit margin was reasonable.

ECONOMIES OF SCALE

The Directors received and considered information regarding whether there have been economies of  scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is  potential  for  realization  of any further economies of scale. The Directors noted that the total operating expenses of the Fund regarding economies of scale may be realized as the Fund grows.  The Directors also considered that future inflows may increasingly come through the brokerage industry No Transaction Fee (NTF) programs.  The Advisor pays the costs to the brokers for the NTF programs.  The two major brokers Charles Schwab and Fidelity charge 0.40% on these assets.  Therefore the Advisor earns net 0.60% on such NTF investments in the Fund.  Other brokers charge similar fees for their NTF programs.  In addition Charles Schwab has a minimum monthly NTF fee of $1,000 that the Advisor pays whenever assets with Schwab are below $3,000,000.

CONCLUSIONS

The Directors who are non-interested persons met separately to further discuss the performance of the Fund and the Advisor's compensation. On the basis of its  review  and  the  foregoing information, the Board of Directors determined that  the  Advisory Agreement, including the advisory fee rates payable there under,  continued  to  be fair and reasonable in light of all relevant circumstances and  concluded  that  it  is in the best interest of the Fund and its shareholders to approve the Advisory Agreement.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

Matthew 25 Fund, Inc.

Jenkintown, Pennsylvania

We have audited the accompanying statement of assets and liabilities of Matthew 25 Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Matthew 25 Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

February 27, 2012

EXPENSE EXAMPLE
December 31, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) direct costs, such as IRA fees and (2) indirect costs, including management fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2011 to December 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.  IRAs with less than $10,000 may be charged $8 annually for IRA Custodian Fees at the discretion of the Fund's Management or Directors.  This $8 fee is not reflected in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as IRA fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if IRA fees were included your costs would be higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	July 1, 2011 to
	July 1, 2011	December 31, 2011	December 31, 2011
Actual	$1,000.00	$1,000.97	$6.15
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.06	$6.21

* Expenses are equal to the Fund's annualized expense ratio of 1.22%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

MATTHEW 25 FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2011 (UNAUDITED)

ADDITIONAL INFORMATION PROXY VOTING GUIDELINES

Matthew 25 Management Corp., the Fund's Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge, upon request, by calling 1-888-M25-FUND.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov.  The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At an in-person meeting held on October 18, 2011, the Board of Directors, including a majority of Directors that are not "interested" persons of the Fund (as the term is defined in the 1940 Act), re-approved the Advisory Agreement based upon its review of the qualitative and quantitative information provided by the Investment Advisor. The Directors considered, among other things, the following information regarding the Investment Advisor.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISOR

The Directors reviewed the nature, quality and scope of current and anticipated services provided by the Investment Advisor under the Advisory Agreement. The Directors also analyzed the Investment Advisor's experience and the capabilities of the Investment Advisor's portfolio manager. For example, the Directors reviewed and discussed the Investment Advisor's Form ADV and internal compliance policies, as well as the experience of the Investment Advisor as investment advisor or sub-advisor to other investment companies. In addition to the above considerations, the Directors reviewed and considered a description of the Investment Advisor's portfolio and brokerage transactions. Based on this review, the Directors concluded that the range and quality of services to be provided by the Investment Advisor to the Fund were appropriate and continued to support its original selection of the Investment Advisor.

INVESTMENT PERFORMANCE

The Directors considered the Advisor’s investment performance during his tenure managing this Fund.  The Directors considered year-to-date performance along with annual performances for 1, 3, 5, and 10 year(s) as well as performance since 1/1/96.  Greatest emphasis is placed on the long-term investment performances.  As of 6/30/11 the current advisor had outperformed the Russell 3000 Index in the 1, 3, and 10 year periods.  The Directors try to compare this Fund’s performance to similar funds such as funds classified by Lipper as Multi-Cap Core whenever this information is attainable without charge to the Fund.  Based on this review, the Directors concluded that the current and historical performance of the Fund, as managed by the Investment Advisor, was satisfactory.

COST OF SERVICES TO THE FUND AND PROFITABILITY OF ADVISOR

The Directors discussed at length the advisory fee of 1.00% along with the Fund’s other expenses of approximately 0.25% for a total expense rate of 1.25%.  This expense ratio was compared to 39 peer funds and Lipper’s Mid-Cap Blend category average.  The peer group average expense ratio was 1.24% while the category average was 1.33%.  Based on this review, the Directors concluded that the expense level of the Fund, as managed by the Investment Advisor, was satisfactory.

The Directors considered the level of profits that could be expected to accrue to the Investment Advisor from the fee payable under the Advisory Agreement.  The Directors considered the increasing use by investor’s of the brokerage industry’s No Transaction Fee (NTF) programs and its potential increasing percentage of the Fund’s assets.  See below in Economies of Scale for the reduction in the Advisor’s fees regarding these assets.

In addition, the Directors reviewed the current financial condition of the Investment Advisor and a summary of total expense ratios and management fees.  The Directors also discussed the existence of other compensation arrangements with the Investment Advisor. Based on this review, the Directors concluded that the Fund's advisory fee is competitive with those of comparable funds and that the Investment Advisor's profit margin was reasonable.

ECONOMIES OF SCALE

The Directors received and considered information regarding whether there have been economies of  scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is  potential  for  realization  of any further economies of scale. The Directors noted that the total operating expenses of the Fund regarding economies of scale may be realized as the Fund grows.  The Directors also considered that future inflows may increasingly come through the brokerage industry No Transaction Fee (NTF) programs.  The Advisor pays the costs to the brokers for the NTF programs.  The two major brokers Charles Schwab and Fidelity charge 0.40% on these assets.  Therefore the Advisor earns net 0.60% on such NTF investments in the Fund.  Other brokers charge similar fees for their NTF programs.  In addition Charles Schwab has a minimum monthly NTF fee of $1,000 that the Advisor pays whenever assets with Schwab are below $3,000,000.

CONCLUSIONS

The Directors who are non-interested persons met separately to further discuss the performance of the Fund and the Advisor's compensation. On the basis of its  review  and  the  foregoing information, the Board of Directors determined that  the  Advisory Agreement, including the advisory fee rates payable there under,  continued  to  be fair and reasonable in light of all relevant circumstances and  concluded  that  it  is in the best interest of the Fund and its shareholders to approve the Advisory Agreement.

ADDITIONAL INFORMATION (Continued)
B O A R D O F D I R E C T O R S I N F O R M A T I O N
Matthew 25 Fund
December 31, 2011 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors.  Information pertaining to the Directors of the Fund are set forth below.  The Fund's Statement of Additional Information includes additional information about the Fund's Directors, and is available without charge, by calling 1-888-M25-FUND.  Each Director may be contacted by writing to the Director c/o Matthew 25 Fund, P.O. Box 2479 Jenkintown, PA  19046

Name and Age	Position with Fund	Term of Office and	Principle Occupation	Other
		Length of Time Served	During Last Five Years	Directorships
INDEPENDENT DIRECTORS
Philip J. Cinelli, D.O.	Director	1 year with election held annually. He has been a Director since 1996	Physician in	None
Age 51			Family Practice

Samuel B. Clement	Director	1 year with election held annually. He has been a Director since 1996	Stockbroker with	None
Age 53			Securities of America

Linda Guendelsberger	Director	1 year with election held annually. She has been a Director since 1996	Partner Weiser	None
Age 52	Secretary of Fund		Mazars LLP

Scott Satell	Director	1 year with election held annually. He has been a Director since 1996	Manufacturer's	None
Age 48			Representative
with BPI Ltd.
INTERESTED DIRECTORS
Steven D. Buck, Esq.	Director	1 year with election held annually. He has been a Director since 1996	Attorney and	None
Age 51			Shareholder with
Stevens & Lee

Mark Mulholland	Director	1 year with election held annually. He has been a Director since 1996	President of Matthew 25 Fund	None
Age 52	President of Fund		President of Matthew 25
Management Corp.
registered representative with
Boenning & Scattergood

Mr. Buck and Mr. Mulholland are Directors of the Fund and are considered "interested persons" as defined by the Investment Company Act of 1940.  Mr. Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser.  Mr. Buck is an interested person as long as he or his law  firm provides legal advice to the Fund for compensation.  Additionally, Mr. Buck's sister Lesley Buck is the Chief Compliance Officer of Matthew 25 Fund.

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's entire Board of Directors acts as the audit committee.  The Board of Directors has determined that the Registrant has at least two financial experts serving on its Board.

Mr. Mark Mulholland and Ms. Linda Guendelsberger are the Board's financial experts.  Mr. Mulholland is an "interested" director, and Ms. Guendelsberger is an "independent" director.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                       12/31/2011        12/31/2010

Audit Fees             $ 12,000          $  12,000

Audit-Related Fees     $      0          $       0

Tax Fees               $  1,500          $       0

All Other Fees         $      0          $       0

Each year, the registrant's Board of Directors recommend a principal accountant to perform audit services for the registrant.  At the registrant's Annual Meeting, the shareholders vote to approve or disapprove the principal accountant recommended by the Board.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

a) The registrant's president and chief financial officer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules  13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

(a)(1)  EX-99.CODE ETH.  Not applicable.

(a)(2)  EX-99.CERT.  Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)       EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matthew 25 Fund

By /s/ Mark Mulholland

     Mark Mulholland

     President, Chief Financial Officer

Date March 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Mark Mulholland

     Mark Mulholland

     President, Chief Financial Officer

Date March 7, 2012